Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,735,626,000.00
Previously Paid Amount	0.00
Total Fee Amount	377,789.95
Total Offset Amount	0.00
Net Fee	$ 377,789.95
Final Prospectus	false